EXHIBIT 10.1

STOCK GRANT AGREEMENT ADDENDUM 1

Whereas Elite FX, Inc and Jan Norelid entered into a stock grant agreement on January 19, 2007, a copy of which is attached hereto as Exhibit A (the “Grant Agreement”).

Whereas Elite FX, Inc merged with Celsius, Inc. a wholly owned subsidiary of Celsius Holdings, Inc. on January 26, 2007

Whereas Celsius Holdings, Inc. assumed all obligations of Elite FX, Inc.

Whereas the 50,000 shares of Elite FX of the Grant converted into 1,337,246 shares of Celsius Holdings, Inc. (now referred to in the Grant Agreement as the “Company”).

Now, Therefore, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Grant Agreement as follows:

Section 1. Forfeiture, Cancellation Rights. Notwithstanding section 2.1 and 4.1 of the Grant, the Company reduces its cancellation rights by 160,000 shares to 1,177,246 shares, and authorizes Jan Norelid to freely transfer up to 160,000 shares to persons related to him. The transferred shares will remain restricted and contain the appropriate legend(s) as set forth in the Grant Agreement until the Company’ counsel determines that such legend may be removed.

All other terms and conditions of the Grant shall remain in full force and effect.

GRANTEE:

/s/: Jan A Norelid
Jan A Norelid

Date:     5/14/2007

Celsius Holdings, Inc.

By:     /s/: Stephen C. Haley
Stephen C. Haley
CEO and Chairman of the Board

Date:     5/14/2007

APPENDIX A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

ELITE FX, INC.

STOCK GRANT AGREEMENT

ARTICLE 1
Stock Grant

You, the grantee named below (hereafter, “you” or “Grantee”), have been granted the right to receive common stock of Elite FX, Inc. (the "Company"), subject to the terms and conditions of this Stock Grant Agreement (the “Grant”).

By signing below, you agree to accept the terms and conditions and hereby accept and make the respective representations and covenants contained in this Agreement regarding the transfer to you of the shares represented by this Grant (the “Shares”). This Section 1 of this Stock Grant Agreement sets forth the basic terms of your Grant and your rights with respect to the Shares subject to the Grant. These basic terms are subject to and are to be interpreted in accordance with remaining terms and conditions of this Grant.

Date Of Grant: January 19, 2007

Grantee’s Name: Jan A Norelid

Grantee’s Social Security Number: 590 40 3372

Number Of Shares Subject To Grant: 50,000 (the “Shares”)

ARTICLE 2
Cancellation Rights

Section 2.1. Forfeiture, Cancellation Rights. This Grant is being made as a result of your agreement to become or remain employed with the Company. Notwithstanding the foregoing, or any contrary provision, the Grant shall in no way be considered any form of salary or compensation for your employment or services you perform and shall not establish a term of your employment. The Shares granted hereby are subject to forfeiture and the Company's right to cancel the Shares (the “Cancellation Rights”), should your employment with the Company be terminated by you or by the Company for Cause before November 13, 2007. For purposes of this grant, the term “Cause” shall mean (i) an action or omission of the Grantee which constitutes a willful and material breach of, or failure or refusal (other than by reason of his disability) to perform his duties under, his employment agreement with the Company, which is not cured within fifteen (15) days after receipt by the Grantee of written notice of same, (ii) fraud, embezzlement, misappropriation of funds or breach of trust in connection with his services to the Company, (iii) conviction of any crime which involves dishonesty or a breach of trust, or (iv) gross negligence in connection with the performance of the Grantee’s duties to the Company, which is not cured within fifteen (15) days after written receipt by the Grantee of written notice of same. The Company may also exercise its Cancellation Rights in the event you attempt transfer or assign the Shares in violation of Section 4.1.

*NOTE: The Company shall have 30 days following the Date of Termination of your employment with the Company to determine whether it will exercise its Cancellation Rights.

Section 2.2. Grantee’s Right To Terminate Employment. Notwithstanding any contrary provision, the Company’s Cancellation Rights shall not apply if Grantee terminates employment within twelve (12) months from the date of this Grant under the following circumstances:

(a)  There is a change in control of Company, excluding the planned merger with Vector Ventures Corp. For purposes of this Agreement, the term “Change in Control” shall mean:

(i) Approval by the shareholders of the Company of (x) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) a liquidation or dissolution of the Company or (z) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

(ii) Individuals who, as of the Commencement Date of this Agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Commencement Date of this Agreement whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 20% of either the then outstanding shares of the Company’s Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or “group” that as of the Commencement Date of this Agreement owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries; or

(iv) the aggregate number of shares of the Company’s Common Stock, of which Stephen C. Haley. and his immediate family are the beneficial owners (as such term is defined by the rules and regulations of the Securities and Exchange Commission), represents less than 20% of the aggregate number of the outstanding shares of the Company’s Common Stock.

(b) Grantee is assigned duties that are significantly different than those described in Grantee’s Employment Agreement, or such duties assigned are eliminated or transferred to someone else.

(c) Grantee is removed from any of the positions described in Section 2.1 of Grantee’s Employment Agreement (other than by Company for cause).

(d) Grantee’s fringe benefits or other compensation are materially reduced.

(e) Company fails to have a successor assume Grantee’s Employment Agreement.

(f) Company becomes insolvent or files a bankruptcy petition.

ARTICLE 3
Description of Securities

Section 3.1. Capitalization, Planned Merger. The Company’s authorized capital stock currently consists of 10,000,000 shares of common stock par value $0.01. Prior to this Grant, there were 2,601,428 shares of the Company’s common stock outstanding (not including the Shares granted hereby). The Company plans to merge with Vector Ventures Corp. (or a wholly owned subsidiary thereof) (the “Merger”) which will result in material dilution of all of the Company’s shareholders. You represent that you are aware of the terms of the Merger and the anticipated dilution.

Section 3.2. Dilution and Adjustments.

a) Dilution. In addition to the Merger, the Company plans to adopt certain plans involving the issuance of its capital stock or stock options in an effort to provide additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, officers and directors. Stock or options granted under such plan(s) will dilute the Shares granted pursuant to this Agreement.

b) Adjustment. Except as provided below, upon exercise of this Grant, you shall be entitled to receive a pro-rata adjustments to your shares in the same manner as other shareholders resulting from the declaration of a stock dividend or through any recapitalization resulting in a stock split, unless and until the Company exercises its Cancellation Rights.

i) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or unwritten sale or upon the exercise of rights or warrants to subscribe therefore or purchase such Shares, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number Shares granted hereby.

                ii) Without limiting the generality of the foregoing, nothing herein shall affect in any manner the right or power of the Company to make, authorize or consummate (a) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (b) any merger or consolidation of the Company or to which the Company is a party; (c) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options; (d) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (e) the dissolution or liquidation of the Company; (f) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (g) any other corporate act or proceeding, whether of a similar character or otherwise.

Section 3.3. No Preemptive Rights. The holders of the Company’s common stock have no preemptive or subscription rights and have no rights to convert their common stock into any other security.

Section 3.3. Voting Rights.

a) Shares Still Subject to Cancellation Rights. You shall have no voting rights on the number of shares that are still subject to the Company’s Cancellation Rights.

b) Shares No Longer Subject to Cancellation Rights. The holders of the Company’s common stock are entitled to one vote per share on all matters to be voted on by shareholders. With respect to electing the Company’s directors, the holders of Common Stock do not have cumulative voting rights.

Section 3.4. Dividends and Distributions.

a) Dividends. Upon exercise of this Grant, you shall be entitled to receive a pro-rata portion of dividends paid by the Company, based on the entire amount of Shares granted hereunder, unless and until the Company exercises its Cancellation Rights.

b) Distributions on Liquidation. Your right to participate in distributions upon liquidation will be limited to a pro-rata distribution based on the number of shares that are no longer subject to the Company’s Cancellation Rights.

ARTICLE 4
Exercise of Grant

Section 4.1. Method Of Exercise. To exercise the Grant made hereunder, you must sign and deliver this Stock Grant Agreement to the Company’s president with a copy to the Company’s attorney, Neil Baritz, Esq. at: 1075 Broken Sound Parkway, NW, Suite 102, Boca Raton, Florida 33487.

Section 4.2. Taxes. You are solely responsible for all taxes associated with this Grant. You must make arrangements to pay any withholding or other taxes that may be due as a result of the exercise of this Grant or the sale of Shares acquired upon exercise of this Grant.

THE COMPANY MAKES NO REPRESENTATION AS TO THE TAX IMPLICATIONS OF EXERCISING THIS GRANT OR THE SUBSEQUENT SALE OR TRANSFER OF THE SHARES GRANTED HEREBY.

ARTICLE 5
Transfer

Section 5.1. Restrictions On Transfer or Assignment Of Shares.

a) By signing this Stock Grant Agreement, you agree not to sell or transfer any Shares acquired hereunder at a time when applicable laws, regulations or Company or underwriter trading policies prohibit sale or transfer.

b) You hereby represent and agree that you are acquiring the Shares granted hereunder for investment, and not with a view to the sale or distribution thereof, and shall make such other similar representations as are deemed necessary or appropriate by the Company and its counsel.

c) Until the expiration of the Company’s Cancellation Rights, you have no right to transfer or assign the Shares still subject to Cancellation Rights. By way of example and not as a limitation to the restrictions set forth herein, you may not sell your Shares or use them as security for a loan until the expiration of the Company’s Cancellation Rights. If you attempt to do any of these things, the Company may immediately exercise its Cancellation Rights and such Shares will immediately become invalid.

        Section 5.2. Legends. All certificates representing the Shares issued upon exercise of this Grant shall, where applicable, have endorsed thereon the following legends:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF REPURCHASE. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

ARTICLE 6
Other Terms and Conditions

Section 6.1. No Employment or Retention Rights. Nothing in this Agreement shall grant you the right to be employed by the Company or any of its subsidiaries or affiliates.

Section 6.2 Governing Law, Venue & Attorneys Fees. All questions regarding the validity and interpretation of this Stock Grant Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of Florida. Venue for any action arising in any manner out of the Grant, Grantee’s exercise, this Stock Grant Agreement, or any of the terms contained herein shall be the Federal and or State courts located in Palm Beach County, Florida, regardless of where this Stock Grant Agreement is to be performed. In the event either party engages legal counsel to enforce any provision contained in this Stock Grant Agreement, the prevailing party shall be entitled to all reasonable attorneys fees, investigative expenses, costs, and court costs, whether or not a suit is actually filed, but including all levels of appeal.

Section 6.3. Notices. Any notice given under this Stock Grant Agreement to either party shall be made in writing. Notices shall be deemed given when delivered by hand or when mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed to the party at the address last provided by said party.

Section 6.4 Binding Agreement/Successors.

a) Company’s Successors and Assigns. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding in all respects upon the Company’s successors and assigns.

b) Grantee’s Successors. Except as prohibited hereunder, Shares no longer subject to Cancellation Rights shall inure to the benefit of your personal representatives, legatees, and heirs.

Section 6.5. Waivers. The waiver by either party of a breach of any provision of this Stock Grant Agreement shall not operate or be construed as a waiver of any subsequent breach.

Section 6.6. Entire Agreement.

a) No Other Agreements. This instrument contains the entire agreement of the parties with respect to the subject matter hereof. The parties have not made any agreements or representations, oral or otherwise, express or implied, pertaining to the subject matter of this Agreement other than those specifically included herein.

b) Prior Agreements. This Agreement supersedes any prior agreements pertaining to or connected with the grant of stock or stock options to Grantee. All such prior agreements are terminated and are of no force or effect whatsoever.

Section 6.7. Amendment of Agreement. No change or modification of this Stock Grant Agreement shall be valid unless it is in writing and signed by the party against whom the change or modification is sought to be enforced.

Section 6.8. Severability of Provisions. If any provision of this Stock Grant Agreement is invalidated or held unenforceable, the invalidity or unenforceability of that provision or provisions shall be deemed modified or severed only to the minimum extent necessary to make said provision(s) valid and enforceable while maintaining the intent of said provision(s). No such modification shall affect the validity or enforceability of any other provision of this Stock Grant Agreement.

Section 6.9. Governing Law, Venue & Attorneys Fees. All questions regarding the validity and interpretation of this Employment Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of Florida. Venue for any action arising in any manner out of the Employee’s employment, this Employment Agreement, or any of the terms contained herein shall be the Federal and or State courts located in Palm Beach County, Florida, regardless of where this Employment Agreement is to be performed. In the event either party engages legal counsel to enforce any provision contained in this Employment Agreement, the prevailing party shall be entitled to all reasonable attorneys fees, investigative expenses, costs, and court costs, whether or not a suit is actually filed, but including all levels of appeal.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Stock Grant Agreement.

GRANTEE:

s/s/: Jan A Norelid
Jan A Norelid

Date: January 19, 2007

Elite FX, Inc.

By:  /s/: Stephen C. Haley
Stephen C. Haley
CEO and Chairman of the Board

Date: January 19, 2007